[LOGO] FIRST AMERICAN FUNDS(TM)        MAY 1, 2003





                                       PROSPECTUS
                                       FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                                       ASSET CLASS - INCOME FUNDS
                                                     STOCK FUNDS

                        INSURANCE
                       PORTFOLIOS
                  CLASS IB SHARES

                                       CORPORATE BOND PORTFOLIO
                                       EQUITY INCOME PORTFOLIO










AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE PORTFOLIOS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS





  PORTFOLIO SUMMARIES
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        Corporate Bond Portfolio                                          2
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        Equity Income Portfolio                                           4
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  POLICIES & SERVICES
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        Buying and Selling Shares                                         6
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        Managing Your Investment                                          6
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  ADDITIONAL INFORMATION
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        Management                                                        7
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        More About The Portfolios                                         8
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        Financial Highlights                                             11
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  FOR MORE INFORMATION                                           Back Cover
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

PORTFOLIO SUMMARIES

INTRODUCTION





This section of the prospectus describes the objectives of the portfolios, summarizes the main investment strategies used by each portfolio in trying to achieve its objectives, and highlights the risks involved with these strategies. (Note that individual investors cannot purchase shares of the portfolios directly. Shares of the portfolios may be purchased only by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.)

AN INVESTMENT IN THE PORTFOLIOS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.





                              1 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

PORTFOLIO SUMMARIES

CORPORATE BOND PORTFOLIO

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OBJECTIVE

Corporate Bond Portfolio's objective is to provide investors with a high level of current income consistent with prudent risk to capital.

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MAIN INVESTMENT STRATEGIES

Under normal market conditions, Corporate Bond Portfolio will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in corporate debt obligations. The portfolio may also invest in a combination of:

o    U.S. dollar-denominated debt obligations of foreign governments.

o securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

o    mortgage- and asset-backed securities.

Portfolio managers employ bottom-up and top-down investment disciplines. Relative value analysis, in combination with fundamental credit research, is the foundation of the investment process. Judgments are made regarding trends in the economy and credit quality. Corporate bond supply-demand technicals are evaluated and relative value assessments are made across industries and by individual issuers. Positions are sold when other securities with more favorable risk/return profiles are identified or in anticipation of deteriorating credit quality not fully reflected in the market price.

The portfolio invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the portfolio's securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The portfolio will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the portfolio's total assets. Quality determinations regarding these securities will be made by the portfolio's advisor.

The portfolio may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the portfolio's permissible investments in United States domestic securities.

Under normal market conditions the portfolio attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The portfolio's weighted average effective maturity and average effective duration are measures of how the portfolio may react to interest rate changes.

The portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio's yield.

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MAIN RISKS

The price and yield of this portfolio will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this portfolio include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in "More About The Portfolios - Additional Investment Strategies of Corporate Bond Portfolio," are measures of the portfolio's interest rate risk.

INCOME RISK. The portfolio's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK.  During periods of falling interest rates, a bond issuer may "call"
- or repay - its high-yielding bonds before their maturity date. The portfolio would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the portfolio's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the portfolio would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Portfolios - Additional Risks of Corporate Bond Portfolio."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the portfolios may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF SECURITIES LENDING. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio's advisor when entering into the derivative instruments.

                              2 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

PORTFOLIO SUMMARIES

CORPORATE BOND PORTFOLIO CONTINUED

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PORTFOLIO PERFORMANCE

Illustrations below provide you with information on the portfolio's volatility and performance. Of course, the portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart shows you how performance of the portfolio's shares has varied from year to year. The table compares the portfolio's performance over different time periods to that of the portfolio's benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, the performance of the portfolio would be reduced.

CORPORATE BOND PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1,2)

  8.74%       -1.42%      -4.81%     11.90%      8.25%      6.07%
--------------------------------------------------------------------------------
  1997        1998        1999        2000       2001       2002

Best Quarter:
Quarter ending:   June 30, 1997          4.59%
Worst Quarter:
Quarter ending:   September 30, 1999    (2.33)%

AVERAGE ANNUAL TOTAL RETURNS              Inception   One     Five       Since
AS OF 12/31/02(2)                              Date   Year   Years   Inception
-------------------------------------------------------------------------------
Corporate Bond Portfolio (Class IB)          1/3/97   6.07%   3.81%       4.62%
-------------------------------------------------------------------------------
Merrill Lynch BBB-A U.S. Corporate Index(3)           9.61%   7.07%       7.70%
-------------------------------------------------------------------------------
Lehman U.S. Credit Index(4)                          10.53%   7.28%       7.86%
-------------------------------------------------------------------------------

(1) Total return for the period from 1/1/03 through 3/31/03 was 1.89%.

(2) On 12/17/01, the Corporate Bond Portfolio became the successor by merger to the Ohio National Strategic Income Portfolio, a series of Ohio National Fund, Inc. Prior to the merger, Corporate Bond Portfolio had no assets or liabilities. Performance presented prior to 12/17/01 represents that of the Ohio National Strategic Income Portfolio.

(3) An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody's and S&P ratings. Issues below $150 million and Rule 144A securities are excluded from the index. Previously, the portfolio used the Lehman U.S. Credit Index as a benchmark. Going forward, the portfolio will use the Merrill Lynch BBB-A U.S. Corporate Index as a comparison, because its composition better matches the portfolio's investment objective and strategies. The since inception performance of the index is calculated from 1/31/97.

(4) An unmanaged index of fixed-rate, dollar-denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity. The since inception performance of the index is calculated from 1/31/97.

                              3 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

PORTFOLIO SUMMARIES

EQUITY INCOME PORTFOLIO

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OBJECTIVE

Equity Income Portfolio's objective is long-term growth of capital and income.

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MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Portfolio invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the portfolio's investment advisor believes are characterized by:

o    the ability to pay above average dividends.

o    the ability to finance expected growth.

o    strong management.

The portfolio will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the portfolio. However, the portfolio also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The portfolio's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the portfolio will provide current income at the time of purchase.

The portfolio invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The portfolio may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio's return.

Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio's permissible investments in United States domestic securities.

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MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The portfolio may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio's advisor when entering into the derivative instruments.

                              4 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

PORTFOLIO SUMMARIES

EQUITY INCOME PORTFOLIO CONTINUED

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PORTFOLIO PERFORMANCE

Illustrations below provide you with information on the portfolio's volatility and performance. Of course, the portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart is intended to show you how performance of the portfolio's shares has varied from year to year. However, because Class IB shares of the portfolio were first offered in 2001, only one calendar year of information is available. The table compares the portfolio's performance over different time periods to that of the portfolio's benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, the performance of the portfolio would be reduced.

EQUITY INCOME PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

  -17.34%
-----------
   2002

Best Quarter:
Quarter ending:   December 31, 2002       8.40%
Worst Quarter:
Quarter ending:   September 30, 2002    (16.87)%

AVERAGE ANNUAL TOTAL RETURNS              Inception                      Since
AS OF 12/31/02                                 Date      One Year    Inception
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Equity Income Portfolio (Class IB)         12/17/01        (17.34)%     (14.97)%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)                   (22.10)%     (22.10)%
--------------------------------------------------------------------------------

(1) Total return for the period from 1/1/03 through 3/31/03 was (4.62)%.

(2) An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 12/31/01.

                              5 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

POLICIES & SERVICES

BUYING AND SELLING SHARES

Shares of the portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for your variable annuity contract or variable life insurance policy. Individual investors cannot obtain shares of the portfolios directly. Please refer to the accompanying prospectus of the participating insurance company for more information on how to select the portfolios as an investment option.

Your participating insurance company is the portfolios' designee for receipt of purchase orders for your variable annuity contract or variable life insurance policy. The portfolios do not impose any separate charge on the contract owners or policy holders (contract owners) for the purchase or redemption of shares. Participating insurance companies purchase or redeem shares for separate accounts at net asset value (NAV) without any sales or redemption charge. Any separate charges imposed by the participating insurance company are described in the accompanying prospectus of the participating insurance company. A participating insurance company may also impose certain restrictions or limitations on the allocation of purchase payment or contract value to the portfolios in a separate account. Prospective investors should consult the applicable participating insurance company prospectus for information regarding fees and expenses of the contract and separate account and any applicable restrictions or limitations.

The share price that applies to a purchase or redemption order of portfolio shares is based on the next calculation of the NAV per share that is made after the participating insurance company receives such order from the contract owner on a regular business day. See "Calculating Your Share Price" for more information. Only the participating insurance companies that hold portfolio shares in their separate accounts for the benefit of contract owners can place orders to purchase or redeem shares. Contract owners should not directly contact the portfolio to request a purchase or redemption of portfolio shares. Contract owners should refer to the instructions in the participating insurance company prospectus for more information.

CALCULATING YOUR SHARE PRICE. Your share price is based on the portfolio's NAV per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A portfolio's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of portfolio shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the portfolios' Board of Directors.

Portfolios may hold securities that trade on weekends or other days when the portfolio does not price its shares. Therefore, the net asset value of a portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares.

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MANAGING YOUR INVESTMENT

TAXES. For a discussion of the tax status of a variable annuity contract or a variable life insurance policy, please consult your tax professional or refer to the accompanying prospectus of the participating insurance company. Because shares of the portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the portfolio from net investment income and distributions (if any) of net realized short term and long term capital gains will be taxable, if at all, to the participating insurance company.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

DIVIDENDS AND DISTRIBUTIONS. Dividends from the portfolios' net investment income and distributions from the portfolios' realized capital gains, if any, are declared and paid once each calendar year. The portfolios have no fixed dividend rate and cannot guarantee that dividends will be paid. Dividend and capital gain distributions will be reinvested in full or fractional shares of the portfolio paying the distribution at NAV.

DISTRIBUTION PLAN. First American Insurance Portfolios has adopted a Distribution Plan covering the Class IB shares of each portfolio. Under that plan, Class IB shares of each portfolio pay an annual distribution or "12b-1" fee that equals up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor, to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

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POTENTIAL CONFLICTS OF INTEREST

Shares of the portfolios may serve as the underlying investments for both variable annuity and variable life insurance contracts of various insurance companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The portfolios currently do not foresee any such conflict. However, the Board of Directors of the portfolios intends to monitor events to identify any material conflicts that may arise and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more participating insurance companies' separate accounts might be required to withdraw its investments in the portfolios. This might force the portfolios to sell securities at disadvantageous prices.

                              6 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the portfolios' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2002, U.S. Bancorp Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the portfolios' business and investment activities, subject to the authority of the portfolios' board of directors.

Each portfolio pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the portfolios' most recently completed fiscal year.

                                                                    Advisory Fee
                                                              As A Percentage Of
                                                                   Average Daily
                                                                   Net Assets(1)
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CORPORATE BOND PORTFOLIO                                                   0.00%
EQUITY INCOME PORTFOLIO                                                    0.28%
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(1) For the fiscal year ended December 31, 2002, the contractual advisory fee rate for Corporate Bond Portfolio and Equity Income Portfolio was 0.70% and 0.65%, respectively.

INVESTMENT ADVISOR

U.S. BANCORP ASSET MANAGEMENT, INC.
800 NICOLLET MALL
MINNEAPOLIS, MN 55402

PORTFOLIO MANAGEMENT

Each portfolio's investments are managed by a team of persons associated with U.S. Bancorp Asset Management.



                              7 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

MORE ABOUT THE PORTFOLIOS

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OBJECTIVES

The portfolios' objectives, which are described in the "Portfolio Summaries" section, may be changed without shareholder approval. If a portfolio's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any portfolio will achieve its objectives.

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INVESTMENT STRATEGIES

The portfolios' main investment strategies are discussed in the "Portfolio Summaries" section. These are the strategies that the portfolios' investment advisor believes are most likely to be important in trying to achieve the portfolios' objectives. You should be aware that each portfolio may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call your participating insurance company.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political or other conditions, each portfolio may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolios' advisor. Being invested in these securities may keep a mutual fund from participating in a market upswing and prevent the portfolio from achieving its investment objectives.

PORTFOLIO TURNOVER. Investment managers for the portfolios may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Active trading may increase the amount of commissions or mark-ups to broker-dealers that the portfolio pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each portfolio's historical portfolio turnover rate.

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ADDITIONAL INVESTMENT STRATEGIES OF
CORPORATE BOND PORTFOLIO

EFFECTIVE MATURITY. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

EFFECTIVE DURATION. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of portfolios which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

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RISKS

The main risks of investing in the portfolios are summarized in the "Portfolio Summaries" section. More information about portfolio risks is presented below.

FOREIGN SECURITY RISK. Equity Income Portfolio may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Corporate Bond Portfolio may invest up to 25% of its total assets in foreign debt securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each portfolio is actively managed and performance therefore will reflect in part the advisor's or sub-advisor's ability to make investment decisions which are suited to achieving the portfolios' respective investment objectives. Due to their active management, the portfolios could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a portfolio loans its securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the portfolios enter into loan arrangements only with institutions which the portfolios' advisor has determined are creditworthy under guidelines established by the portfolios' Board of Directors.

                              8 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

MORE ABOUT THE PORTFOLIOS CONTINUED

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a portfolio to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the portfolio's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the portfolio worse off than if it had not entered into the position. If a portfolio uses derivative instruments and the advisor's judgment proves incorrect, the portfolio's performance could be worse than if it had not used these instruments.

INTEREST RATE RISK. Debt securities in the portfolios will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

CREDIT RISK. Each portfolio is subject to the risk that the issuers of debt securities held by the portfolio will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the portfolio. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the portfolio to sell. When a portfolio purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of Corporate Bond Portfolio's assets may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Equity Income Portfolio may invest up to 25% in convertible debt securities rated lower than investment grade. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

LIQUIDITY RISK. The portfolios are exposed to liquidity risk because of their investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio's performance. Infrequent trading may also lead to greater price volatility.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF CORPORATE BOND PORTFOLIO

INCOME RISK. The portfolio's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the portfolio generally will have to invest the proceeds from sales of portfolio shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The portfolio is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The portfolio would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the portfolio's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A portfolio holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the portfolio. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

                              9 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

MORE ABOUT THE PORTFOLIOS CONTINUED

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, a portfolio sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the portfolio gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a portfolio unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a portfolio may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a portfolio increases the amount of the portfolio's assets that are subject to market risk, which could increase the volatility of the price of the portfolio's shares.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF EQUITY INCOME PORTFOLIO

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each portfolio is subject to the particular risks of the sector in which it principally invests.

                             10 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This information is intended to help you understand the financial performance of each portfolio's Class IB shares for the period of operations for that class. Some of this information reflects financial results for a single portfolio share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a portfolio, assuming you reinvested all your dividends and distributions.

The information for Corporate Bond Portfolio for the fiscal years ended December 31, 2002, and December 31, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request. The information for the fiscal periods ended December 31, 2000 and earlier has been derived from financial statements audited by other auditors.

The information for Equity Income Portfolio for the fiscal periods ended December 31, 2002, and December 31, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request.

CORPORATE BOND PORTFOLIO(1)

                                                                  Fiscal year ended December 31,
                                                     2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $   8.86     $   8.63     $   8.29     $   9.34     $  10.16
                                                   --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                 0.41         0.49         0.59         0.65         0.68
 Net Gains on Investments
  (both realized and unrealized)                       0.12         0.22         0.34        (1.07)       (0.82)
                                                   --------     --------     --------     --------     --------
 Total From Investment Operations                      0.53         0.71         0.93        (0.42)       (0.14)
                                                   --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)               (0.41)       (0.48)       (0.59)       (0.63)       (0.68)
 Distributions (from net realized gains)                 --           --           --           --           --
                                                   --------    ---------    ---------     --------     --------
 Total Distributions                                  (0.41)       (0.48)       (0.59)       (0.63)       (0.68)
                                                   --------    ---------    ---------     --------     --------
Net Asset Value, End of Period                     $   8.98     $   8.86     $   8.63     $   8.29     $   9.34
                                                   ========    =========    =========     ========     ========
Total Return                                           6.07%        8.25%       11.90%       (4.81)%      (1.42)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $  3,546    $   2,679    $   3,318     $  3,095     $  4,020
Ratio of Expenses to Average Net Assets                1.00%        1.35%        1.47%        1.27%        1.18%
Ratio of Net Income to Average Net Assets              5.33%        5.22%        6.98%        7.23%        7.12%
Ratio of Expenses to Average Net Assets
 (excluding waivers and reimbursements)                1.74%        1.37%        1.47%        1.27%        1.18%
Ratio of Net Income to Average Net Assets
 (excluding waivers and reimbursements)                4.59%        5.20%        6.98%        7.23%        7.12%
Portfolio Turnover Rate                                 140%          47%          28%          53%         104%
---------------------------------------------------------------------------------------------------------------

(1) The financial highlights for the First American Corporate Bond Portfolio as set forth herein include the historical financial highlights of the Ohio National Strategic Income Portfolio. The assets of the Ohio National Strategic Income Portfolio were acquired by the First American Corporate Bond Portfolio on December 17, 2001. In connection with such acquisition, shares of the Ohio National Strategic Income Portfolio were exchanged for Class IB shares of the First American Corporate Bond Portfolio. Ohio National Strategic Income Portfolio is the accounting survivor.

                             11 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INCOME PORTFOLIO

                                                         Fiscal year           Fiscal period
                                                            ended                  ended
                                                         December 31,           December 31,
                                                            2002                   2001(1)
--------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                      $  11.50               $  11.25
                                                          --------               --------
Investment Operations:
 Net Investment Income                                        0.19                   0.01
 Net Gains on Investments
  (both realized and unrealized)                             (2.18)                  0.24
                                                          --------               --------
 Total From Investment Operations                            (1.99)                  0.25
                                                          --------               --------
Less Distributions:
 Dividends (from net investment income)                      (0.21)                    --
 Distributions (from net realized gains)                        --                     --
                                                          --------               --------
 Total Distributions                                         (0.21)                    --
                                                          --------               --------
Net Asset Value, End of Period                            $   9.30               $  11.50
                                                          ========               --------
Total Return                                                (17.34)%                 2.22%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $ 10,010               $ 12,761
Ratio of Expenses to Average Net Assets                       1.10%                  1.25%
Ratio of Net Income to Average Net Assets                     1.78%                  1.26%
Ratio of Expenses to Average Net Assets
 (excluding waivers and reimbursements)                       1.48%                  1.26%
Ratio of Net Income to Average Net Assets
 (excluding waivers and reimbursements)                       1.40%                  1.25%
Portfolio Turnover Rate                                         70%                    73%
--------------------------------------------------------------------------------------------

(1) Class IB shares have been offered since December 17, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

                             12 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the portfolios is available in the portfolios' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the portfolios and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the portfolios' investments will be available in the portfolios' annual and semiannual reports to shareholders. In the portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios' performance during their last fiscal year.

You can obtain a free copy of the portfolios' SAI and/or free copies of the portfolios' most recent annual or semiannual reports by calling your participating insurance company. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the portfolios is also available on the Internet. Text-only versions of portfolio documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

SEC file number: 811-09765                       [LOGO] FIRST AMERICAN FUNDS(TM)

FAIP-2003